Share-Based Compensation Plans	12 Months Ended
Dec. 31, 2016
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Compensation Plans

Note 28—Share-Based Compensation Plans

The Company has adopted an equity incentive plan which provides for the issuance of equity based awards, including share options, restricted shares, restricted share units, unrestricted common share awards, LTIP units (a special class of partnership interests in the Operating Partnership) and other awards based on PMT’s common shares that may be made by the Company directly to its officers and trustees, and the members, officers, trustees, directors and employees of PCM, PFSI, or their affiliates and to PCM, PFSI and other entities that provide services to PMT and the employees of such other entities.

The equity incentive plan is administered by the Company’s compensation committee, pursuant to authority delegated by the board of trustees, which has the authority to make awards to the eligible participants referenced above, and to determine what form the awards will take, and the terms and conditions of the awards.

The Company’s equity incentive plan allows for grants of share-based awards up to an aggregate of 8% of PMT’s issued and outstanding shares on a diluted basis at the time of the award.

The shares underlying award grants will again be available for award under the equity incentive plan if:

•	any shares subject to an award granted under the equity incentive plan are forfeited, canceled, exchanged or surrendered;
•	an award terminates or expires without a distribution of shares to the participant; or
•	shares are surrendered or withheld by PMT as payment of either the exercise price of an award and/or withholding taxes for an award.

Restricted share units have been awarded to trustees and officers of the Company and to employees of PFSI at no cost to the grantees. Such awards generally vest over a one- to three-year period.

The following table summarizes the Company’s share-based compensation activity:

	Year ended December 31,
	2016	2015	2014
	(in thousands except per share amounts)
Number of units:
Outstanding at beginning of year	734	725	661
Granted	330	312	300
Vested	(299)	(302)	(234)
Canceled or forfeited	—	(1)	(2)
Outstanding at end of year	765	734	725
Weighted Average Grant Date Fair Value:
Outstanding at beginning of year	$21.26	$21.00	$19.95
Granted	$10.46	$21.06	$21.05
Vested	$18.46	$19.65	$19.68
Expired or canceled	$—	$21.29	$18.74
Outstanding at end of year	$16.19	$21.26	$21.00
Compensation expense recorded during the year	$5,748	$6,346	$7,107
Fair value of vested units during the year	$5,510	$5,929	$4,615
Year end:
Units available for future awards(1)	4,632
Unamortized compensation cost	$4,118

(1)

Based on shares outstanding as of December 31, 2016. Total units available for future awards may be adjusted in accordance with the equity incentive plan based on future issuances of PMT’s shares as described above.

As of December 31, 2016, 653,210 restricted share units with a weighted average grant date fair value of $17.34 per share unit are expected to vest over their average remaining vesting period of 12 months. The grant date fair values of share unit awards are based on the market value of the Company’s stock at the date of grant.

As of December 31, 2016, 112,079 performance units with a weighted average grant date fair value of $9.50 per share unit are expected to vest over their average remaining vesting period of 12 months. The grant date fair values of share unit awards are based on the market value of the Company’s stock at the date of grant.